Exhibit 99.1

             PhotoMedex Announces Second Quarter Results

    MONTGOMERYVILLE, Penn.--(BUSINESS WIRE)--Aug. 2, 2007--PhotoMedex,
Inc. (NASDAQ:PHMD) today announced financial and operating results for the three months ended June 30, 2007. Financial highlights of the 2007 second quarter include:

    --  Domestic XTRAC(R) procedures up 30% over the prior-year second quarter and up 11% sequentially

    --  Domestic XTRAC(R) revenues up 67% over the prior-year second quarter and up 23% sequentially

    --  XTRAC(R) gross profit up 158% over the prior-year second quarter and up 53% sequentially

    --  Domestic XTRAC gross margin up substantially to 52% in the second quarter from 34% in the prior year

    --  Dermatology division revenues up 26% over the prior-year second quarter

    Revenues for the second quarter of 2007 increased 13% to
$9,318,720 from $8,223,743 in the second quarter of 2006. Domestic
XTRAC revenues increased 67% over the 2006 second quarter and skin care revenues were up slightly. Domestic XTRAC revenues increased 23%
over the first quarter of 2007.

    Jeffrey O'Donnell, PhotoMedex CEO and President, commented, "We continue to gain momentum with the sales our XTRAC program. Our recurring procedure revenues continue to grow in proportion to new insurance reimbursement and our patient-awareness efforts. Margins from the XTRAC business continue to increase as a result of the increases in recurring revenue as well as from capital sales of the
XTRAC system."

    Mr. O'Donnell further commented, "We are also very excited about the upcoming opportunities in our skin care business. As announced this morning, we will be the exclusive providers of a break-through product that promotes the appearance of longer, fuller, thicker eyelashes in as little as one week. In addition, we will be marketing our own clinically tested skin lightener, which is an effective substitute for hydroquinone products that have come under scrutiny by the FDA in recent months. These events, combined with robust orders at the beginning of the third quarter from both existing and new customers, bolster our belief that we will meet or exceed our annual goal set for the skin care business. With the growth in the skin care business that these new developments and continued success in the
XTRAC business are expected to bring, our expectations for the year remain intact."

    The net loss for the second quarter of 2007 was $1,835,958, or
$(0.03) per share, compared with a net loss for the second quarter of
2006 of $1,339,931, or $(0.03) per share. This year's second quarter net loss included non-cash charges for stock-based compensation of
$375,772 and depreciation and amortization expense of $1,182,715. The net loss for the second quarter of last year included non-cash charges for stock-based compensation of $415,582 and depreciation and amortization expense of $1,037,066. A reconciliation of non-GAAP financial measures used in this news release to GAAP financial measures and a presentation of the most directly comparable GAAP financial measures is included below in the section on Non-GAAP
Measures.

    Revenues for the six months ended June 30, 2007 were $18,347,288, compared with revenues for the six months ended June 30, 2006 of
$16,304,905.

    The net loss for the first half of 2007 was $3,719,440, or $(0.06)
per share, compared with a net loss for the first half of 2006 of
$3,690,192, or $(0.07) per share. This year's net loss included charges for stock-based compensation expense of $802,091 and depreciation and amortization expense of $2,331,915. Last year's loss for the first six months included charges for stock-based compensation of $805,752 and depreciation and amortization expense of $2,054,511.

    As of June 30, 2007, the Company had cash and cash equivalents of
$10,679,607, including restricted cash of $117,000.

    Non-GAAP Measures

    To supplement PhotoMedex's consolidated financial statements presented in accordance with GAAP, PhotoMedex is providing certain non-GAAP measures of financial performance. These non-GAAP measures include non-GAAP net loss and non-GAAP loss per share. PhotoMedex's reference to these non-GAAP measures should be considered in addition to results prepared under current accounting standards, but are not a substitute for, nor superior to, GAAP results. These non-GAAP measures are included to enhance investors' overall understanding of
PhotoMedex's current financial performance and to provide further information for comparative information due to the adoption of accounting standard FAS 123R.

    Specifically, the Company believes the non-GAAP measures provide useful information to management and to investors by isolating certain expenses, gains and losses that may not be indicative of its core operating results and business outlook. In addition, PhotoMedex believes the non-GAAP measures that exclude stock-based compensation enhance the comparability of results against prior periods.
Reconciliation to GAAP accounting of all non-GAAP measures included in this press release is as follows:

                                      SELECTED NON-GAAP RECONCILIATION
----------------------------------------------------------------------

                    For the Three Months     For the Six Months ended
                        Ended June 30,                June 30,
                      2007         2006          2007         2006
                  ------------ ------------  ------------ ------------
Net Loss          $(1,835,958) $(1,339,931)  $(3,719,440) $(3,690,192)
 Adjustments:
  Stock-based
   compensation       375,772      415,582       802,091      805,752
  Depreciation
   and
   amortization     1,182,715    1,037,416     2,331,915    2,054,511
  Other non-cash
   charges             83,843       14,718        83,843       87,682
                  ------------ ------------  ------------ ------------
     Total
      adjustments   1,642,330    1,467,716     3,217,849    2,947,945
                  ------------ ------------  ------------ ------------
Non-GAAP adjusted
 income (loss)    $  (193,628) $   127,785   $  (501,591) $  (742,247)
                  ============ ============  ============ ============

Shares used in
 computing basic
 and fully
 diluted           62,709,147   52,622,189    62,623,079   52,399,143

Non-GAAP adjusted
 loss per fully
 diluted share    $     (0.00) $      0.00   $     (0.01) $     (0.01)

    Conference Call and Webcast Details

    PhotoMedex will hold a conference call to discuss the Company's second quarter 2007 results today at 4:30 p.m. Eastern time. In addition to senior PhotoMedex management, David Goldberg, M.D.,
Director of Skin Laser & Surgery Specialists of New York and New
Jersey, and John Koo, M.D., Director of Psoriasis Treatment Center at
the University of California, San Francisco, will participate in the call.

    To participate in the conference call, dial 877.704.5384 (and confirmation code # 2351514) approximately five to 10 minutes prior to the scheduled start time. If you are unable to participate, a replay of the call will be available from Thursday, August 2 at 7:30 p.m.
Eastern time until Wednesday, August 15 at 12 midnight, by dialing
888.203.1112 and using confirmation code # 2351514.

    The live broadcast of PhotoMedex, Inc.'s quarterly conference call will be available online with accompanying slide presentation by going to www.photomedex.com and clicking on the link to Investor Relations, and at www.streetevents.com. The online replay will be available shortly after the call at those sites.

    About PhotoMedex

    PhotoMedex provides contract medical procedures to hospitals, surgi-centers and doctors' offices, offering a wide range of products and services across multiple specialty areas, including dermatology, urology, gynecology, orthopedics, and other surgical specialties. The
Company is a leader in the development, manufacturing and marketing of medical laser products and services. In addition as a result of the merger with ProCyte, PhotoMedex now develops and markets products based on its patented, clinically proven Copper Peptide technology for skin health, hair care and wound care. The Company sells directly to dermatologists, plastic and cosmetic surgeons, spas and salons and through licenses with strategic partners into the consumer market, including a long-term worldwide license agreement with Neutrogena(R), a Johnson & Johnson company. ProCyte brands include Neova(R),
Ti-Silc(R), VitalCopper(R), Simple Solutions(R) and AquaSante(R).

    SAFE HARBOR STATEMENT

    Some portions of the conference call, particularly those
describing PhotoMedex' strategies, operating expense reductions and business plans, will contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. While
PhotoMedex is working to achieve those goals, actual results could differ materially from those projected in the forward-looking statements as a result of a number of factors, including difficulties in marketing its products and services, need for capital, competition from other companies and other factors, any of which could have an adverse effect on the business plans of PhotoMedex, its reputation in the industry or its results. In light of significant uncertainties inherent in forward-looking statements included herein and in the conference call, the inclusion of such information in the conference call should not be regarded as a representation by PhotoMedex or its subsidiaries that the forward looking statements will be achieved. For further details and a discussion of these and other risks and uncertainties, please see our annual report on From 10-k for the year ended December 31, 2006 and quarterly report on Form 10-Q for the quarterly period ended March 31, 2007, which are on file with the SEC.
We undertake no obligation to publicly update any forward looking statement, either as a result of new information, future events or otherwise.

                           PHOTOMEDEX, INC.
                  CONDENSED STATEMENTS OF OPERATIONS
                             (UNAUDITED)

                                               For the Three Months
                                                  Ended June 30,
                                                 2007         2006
                                             ------------ ------------

Revenues                                     $ 9,318,720  $ 8,223,743

Cost of Sales                                  4,904,473    4,224,190
                                             ------------ ------------
  Gross profit                                 4,414,247    3,999,553
                                             ------------ ------------

 Operating expenses:
 Selling, general and administrative      (2)  5,858,379    4,946,458
 Research development and engineering            229,859      255,179
                                             ------------ ------------
                                               6,088,238    5,201,637
 Loss from continuing operations
before interest expense, net                  (1,673,991)  (1,202,084)
Interest expense, net                           (161,967)    (137,847)
                                             ------------ ------------

Net loss                                  (1)$(1,835,958) $(1,339,931)
                                             ============ ============

Basic and diluted net loss per share         $     (0.03) $     (0.03)
                                             ============ ============

Shares used in computing basic and diluted
 net loss per share                           62,709,147   52,622,189
                                             ============ ============

(1) Includes Depreciation and Amortization   $ 1,182,715  $ 1,037,066

(2) Share-based compensation expense         $   375,772  $   415,582

                                                For the Six Months
                                                  Ended June 30,
                                                 2007         2006
                                             ------------ ------------

Revenues                                     $18,347,288  $16,304,905

Cost of Sales                                  9,682,161    8,932,088
                                             ------------ ------------
  Gross profit                                 8,665,127    7,372,817
                                             ------------ ------------

 Operating expenses:
 Selling, general and administrative          11,670,174   10,306,636
 Research development and engineering            476,007      497,383
                                             ------------ ------------
                                              12,146,181   10,804,019
 Loss from continuing operations
before interest expense, net                  (3,481,054)  (3,431,202)
Interest expense, net                           (238,386)    (258,990)
                                             ------------ ------------

Net loss                                  (1)$(3,719,440) $(3,690,192)
                                             ============ ============

Basic and diluted net loss per share         $     (0.06) $     (0.07)
                                             ============ ============

Shares used in computing basic and diluted
 net loss per share                           62,623,079   52,399,143
                                             ============ ============

(1) Includes Depreciation and Amortization   $ 2,331,915  $ 2,054,511

(2) Share-based compensation expense         $   802,091  $   805,752

                           PHOTOMEDEX, INC.
                CONDENSED CONSOLIDATED BALANCE SHEETS
                             (UNAUDITED)

                                               June 30,     December
                                                  2007       31, 2006
                                              -----------  -----------
      Assets
 Cash and cash equivalents                    $10,679,607  $12,885,742
 Accounts receivable, net                       5,692,954    4,999,224
 Inventories                                    7,840,302    7,301,695
 Other current assets                           1,121,147      534,135
 Property and equipment, net                    9,581,929    9,054,098
 Other assets, principally intangibles         22,086,609   22,706,627
                                              -----------  -----------
      Total Assets                            $57,002,548  $57,481,521
                                              ===========  ===========

      Liabilities and Stockholders' Equity
 Accounts payable and accrued liabilities     $ 5,984,704  $ 5,681,143
 Other current liabilities                      1,224,585      755,913
 Bank and Lease Notes Payable                   8,491,103    6,941,551
 Stockholders' equity                          41,302,156   44,102,914
                                              -----------  -----------
      Total Liabilities and Stockholders'
       Equity                                 $57,002,548  $57,481,521
                                              ===========  ===========

                           PHOTOMEDEX, INC.
           CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (UNAUDITED)

                 Three Months Ended June
                            30,             Six Months Ended June 30,
                    2007          2006          2007          2006
                ------------  ------------  ------------  ------------
CASH FLOWS FROM
 OPERATING
 ACTIVITIES:
 Net loss       $(1,835,958)  $(1,339,931)  $(3,719,440)  $(3,690,192)
  Adjustments
   to reconcile
   net loss to
   net cash
   used in
   operating
   activities:
  Depreciation
   and
   amortization   1,182,715     1,037,416     2,331,915     2,054,511
  Stock-based
   compensation
   expense
   related to
   employee
   options and
   restricted
   stock            375,772       431,768       802,091       898,559
  Provision for
   bad debts         83,843             -        83,843        58,246
  Other                   -        14,718             -        29,436
 Changes in
  assets and
  liabilities:
 (Increase)
  decrease in:
  Accounts
   Receivables     (182,570)     (126,936)     (777,573)     (271,585)
  Inventories      (109,095)     (556,675)     (566,115)      (27,785)
  Prepaid
   expenses and
   other assets     (76,834)      273,813       103,935       367,049
 Increase
  (decrease)
  in:
  Accounts
   payable &
   other
   accrued
   expenses        (717,863)     (581,158)      362,698       150,078
  Deferred
   revenues         252,026        64,615       409,532       170,707
                ------------  ------------  ------------  ------------
 Net cash (used
  in) provided
  by operating
  activities     (1,027,964)     (782,370)     (969,114)     (260,976)

CASH FLOWS FROM
 INVESTING
 ACTIVITIES:     (1,256,190)   (1,042,222)   (2,125,581)   (2,132,755)

CASH FLOWS FROM
 FINANCING
 ACTIVITIES:        800,083       498,622       927,560     1,123,037
                ------------  ------------  ------------  ------------

NET DECREASE IN
 CASH            (1,484,071)   (1,325,970)   (2,167,135)   (1,270,694)

CASH, BEGINNING
 OF PERIOD       12,046,678     5,458,312    12,729,742     5,403,036
                ------------  ------------  ------------  ------------

CASH, END OF
 PERIOD          10,562,607     4,132,342    10,562,607     4,132,342

RESTRICTED CASH     117,000       168,167       117,000       168,167
                ------------  ------------  ------------  ------------

TOTAL           $10,679,607   $ 4,300,509   $10,679,607   $ 4,300,509
                ============  ============  ============  ============

    The following tables reflect unaudited results of operations for our business segments for the periods indicated below:

                                      Unaudited
                           Three Months Ended June 30, 2007
                ------------------------------------------------------

                                                INTERN'L    SKIN CARE
                                   DOMESTIC      DERM.
                                     XTRAC      EQUIPMENT
                                  -----------  ----------  -----------
Revenues                          $2,215,927    $618,953   $3,094,697
Costs of revenues                  1,058,351     383,023    1,001,517
                                  -----------  ----------  -----------
Gross profit                       1,157,576     235,930    2,093,180
                                  -----------  ----------  -----------
Gross profit %                          52.2%       38.1%        67.6%

Allocated Operating expenses:
 Selling, general and
  administrative                   1,448,670      44,479    1,424,583
 Engineering and product
  development                              -           -       99,599

Unallocated Operating expenses             -           -            -
                                  -----------  ----------  -----------
                                   1,448,670      44,479    1,524,182
                                  -----------  ----------  -----------
Income (loss) from operations       (291,094)    191,451      568,998

Interest expense, net                      -           -            -
                                  -----------  ----------  -----------

Net income (loss)                  ($291,094)   $191,451   $  568,998
                                  ===========  ==========  ===========

                                             SURGICAL
                                SURGICAL      PRODUCTS
                                 SERVICES    AND OTHER       TOTAL
                               -----------  -----------  -------------
Revenues                       $2,008,123   $1,381,020   $  9,318,720
Costs of revenues               1,645,625      815,957      4,904,473
                               -----------  -----------  -------------
Gross profit                      362,498      565,063      4,414,247
                               -----------  -----------  -------------
Gross profit %                       18.1%        40.9%          47.4%

Allocated Operating expenses:
 Selling, general and
  administrative                  230,889      161,305      3,309,925
 Engineering and product
  development                           -      130,260        229,859

Unallocated Operating expenses          -            -      2,548,454
                               -----------  -----------  -------------
                                  230,889      291,565      6,088,238
                               -----------  -----------  -------------
Income (loss) from operations     131,609      273,498     (1,673,991)

Interest expense, net                   -            -       (161,967)
                               -----------  -----------  -------------

Net income (loss)              $  131,609   $  273,498    ($1,835,958)
                               ===========  ===========  =============

                                      Unaudited
                           Three Months Ended June 30, 2006
                ------------------------------------------------------

                                                INTERN'L
                                   DOMESTIC      DERM.
                                     XTRAC      EQUIPMENT   SKIN CARE
                                  -----------  ----------  -----------
Revenues                          $1,328,215    $290,616   $3,069,827
Costs of revenues                    879,464     122,069      939,795
                                  -----------  ----------  -----------
Gross profit                         448,751     168,547    2,130,032
                                  -----------  ----------  -----------
Gross profit %                          33.8%       58.0%        69.4%

Allocated Operating expenses:
 Selling, general and
  administrative                     973,050      44,136    1,213,772
 Engineering and product
  development                              -           -      126,520

Unallocated Operating expenses             -           -            -
                                  -----------  ----------  -----------
                                     973,050      44,136    1,340,292
                                  -----------  ----------  -----------
Income (loss) from operations       (524,299)    124,411      789,740

Interest expense, net                      -           -            -
                                  -----------  ----------  -----------

Net income (loss)                  ($524,299)   $124,411   $  789,740
                                  ===========  ==========  ===========

                                             SURGICAL
                                SURGICAL      PRODUCTS
                                 SERVICES    AND OTHER       TOTAL
                               -----------  -----------  -------------
Revenues                       $1,749,315   $1,785,770   $  8,223,743
Costs of revenues               1,363,760      919,102      4,224,190
                               -----------  -----------  -------------
Gross profit                      385,555      866,668      3,999,553
                               -----------  -----------  -------------
Gross profit %                       22.0%        48.5%          48.6%

Allocated Operating expenses:
 Selling, general and
  administrative                  253,573      137,790      2,622,321
 Engineering and product
  development                           -      128,659        255,179

Unallocated Operating expenses          -            -      2,324,137
                               -----------  -----------  -------------
                                  253,573      266,449      5,201,637
                               -----------  -----------  -------------
Income (loss) from operations     131,982      600,219     (1,202,084)

Interest expense, net                   -            -       (137,847)
                               -----------  -----------  -------------

Net income (loss)              $  131,982   $  600,219    ($1,339,931)
                               ===========  ===========  =============

    CONTACT: PhotoMedex, Inc.
             Dennis McGrath, CFO, 215-619-3287
             info@photomedex.com
             or
             Lippert/Heilshorn & Associates, Inc.
             Kim Sutton Golodetz (investors)
             212-838-3777
             Kgolodetz@lhai.com
             Bruce Voss, 310-691-7100
             Bvoss@lhai.com